Exhibit 10.1
WAREHOUSE ASSOCIATES

LEASE AMENDMENT #2

This LEASE AMENDMENT #2 (the “Agreement”) is made and entered as of the 8th day of March, 2010  by and between Sharps Compliance, Inc. (“Tenant”) and Warehouse Associates Corporate Centre Kirby II, Ltd. (“Landlord”).

WITNESSETH:

A.  Landlord, or its predecessor in Interest, and Tenant, or its predecessor in Interest, have heretofore entered into that certain lease dated July 13, 2006 (the “Lease”), and for Lease Amendment  #1 dated December 12, 2007 for 9220 Kirby Drive, Suite 500 containing 18,231 rentable square feet in the Project known as Corporate Centre Kirby II, located at 9220-9230 Kirby Drive, Houston, Texas, 77054 (the “Premises”),

B.  The parties mutually desire to amend the Lease, subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereby agree as follows:

1.	The parties agree that:

A.	The Lease Expiration Date shall be February 28, 2015;
B.
Landlord, at its sole cost, remove the grassy area on the dock side of the building and will also pave and stripe all areas on the dock side of the building in order to facilitate maximum additional parking spaces; and

C.	There is no change in the base rent payable under the Lease during the term noted in A above.

2.  Effective Date. This Agreement shall be effective as of the 8th day of March, 2010 (herein referred to as the “Effective Date”).

3. Whole Agreement. This Agreement sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Agreement, the latter provisions shall govern and control.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LANDLORD:   Warehouse Associates Corporate Centre Kirby II, Ltd

By: _______________________
Name:  David R. David
Its:  Authorized Agent

TENANT:  Sharps Compliance, Inc.

By: _______________________
Name: David P. Tusa
Its: Executive Vice President and Chief Financial Officer